Exhibit 99.1

APX Acquisition Corp. I & Bioceres Group Announce Letter of Intent for a Business Combination with a Precision Medicine Diagnostic and Wellness Services Company

NASHVILLE – (December 1, 2023) — APX Acquisition Corp. I (NASDAQ: APXI) (“Company”), a publicly traded special purpose acquisition company, announced today that it has signed a non-binding letter of intent (“LOI”) for a proposed business combination (the “Business Combination”) with a precision medicine company that offers genomic diagnostic tests in clinical genomics, oncology, human microbiome and reproductive genomics, as well as a digital nutrition-based DNA and gut microbiome wellness service that promotes wellbeing and prevents disease (“Target”), that would result in a public listing of the combined company upon completion of the proposed Business Combination. The Target is focused on the Spanish speaking global population through its diagnostic and wellness business divisions, providing both health practitioners and consumers with genomic data-driven insights with the purpose of improving people’s quality of life, positively impacting their whole life arc. The Target extracts blood, tissue, saliva and/or microbiome samples, and analyzes and processes the biological data through a wholly owned laboratory that possess next generation sequencing technology and provides support through expert analysis via either medical geneticists or nutrigenetic certified nutritionists.

The Company expects to announce additional details regarding the Business Combination when a definitive business combination agreement is executed.

About APX Acquisition Corp. I

The Company is a special purpose acquisition company, led by serial SPAC sponsor, Kyle Bransfield, formed for the purpose of effecting a business combination with one or more businesses or entities. While the Company may pursue an initial business combination in any industry, The Company intends to focus its search on companies in Spanish-speaking Latin American countries or companies outside of Latin America that provide goods and services to Spanish-speaking markets.

About Bioceres Group

Bioceres Group is an advanced life sciences platform, dedicated to the preservation of the planet and improvement of human life. The Group promotes and develops disruptive technologies that are strongly aligned with sustainability and human wellbeing goals, across four verticals: carbon neutrality, biomaterials, functional foods, and health and wellness.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by applicable law.

Contacts:

APx Acquisition Corp. I:

Kyle Bransfield

Chief Executive Officer

kyle.bransfield@unionacquisitiongroup.com

Bioceres Group:

Gabino Rebaglati

Gabion.rebagliati@bioceresgroup.com

Brenda Hirigoyen

bhirigoyen@biocerescrops.com